Exhibit 10.2
FORM OF EXTENSION OF TERM
OF EMPLOYMENT PERIOD
MEMORANDUM

To:

From:	Patricia Smith Lawler,
EVP/Human Resources Division

Re:	Extension of Employment Period

Date:	May ___, 2013

The Board of Directors of BankFinancial, F.S.B. (the “Bank”) and its Human Resources Committee have completed their annual review of your Employment Agreement with the Bank dated ______________, as amended, and have determined to offer to amend your Employment Agreement (1) to extend the term of the “Employment Period” as referenced in Section 2(a) of your Employment Agreement to __________; and (2) to remove all references in your Employment Agreement to the term Office of Thrift Supervision (the “OTS”) and replace them with references to the term Office of the Comptroller of the Currency (the “OCC”).
If you are agreeable to amending your Employment Agreement as provided above, please sign and date this document in the space indicated below and return it to me by no later than _______________.
If you do not sign and return this document to me by such date, the term of your Employment Period and the Anniversary Date applicable to your Employment Agreement will remain unchanged.

Name:

Signature:

Date: